GOLDMAN SACHS TRUST II

Class A, Class IR, Class R and Class R6 Shares of the

Goldman Sachs Target Date Portfolios

Goldman Sachs Target Date 2020 Portfolio

Goldman Sachs Target Date 2025 Portfolio

Goldman Sachs Target Date 2030 Portfolio

Goldman Sachs Target Date 2035 Portfolio

Goldman Sachs Target Date 2040 Portfolio

Goldman Sachs Target Date 2045 Portfolio

Goldman Sachs Target Date 2050 Portfolio

Goldman Sachs Target Date 2055 Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated September 8, 2017 to the

Prospectus, Summary Prospectuses (“Prospectuses”) and Statement of Additional Information (“SAI”),

each dated February 28, 2017, as supplemented to date

At a meeting held on August 8-9, 2017, the Board of Trustees of Goldman Sachs Trust II approved a change to the transfer agency fees for Class A, Class IR, Class R and Class R6 Shares of the Portfolios.

Effective October 8, 2017, the Portfolios’ Prospectuses and SAI are revised as follows:

The “Service Providers—Distributor and Transfer Agent” section of the Portfolios’ Prospectus and the “Management Services—Distributor and Transfer Agent—Transfer Agent” section of the Portfolios’ SAI are revised to reflect that Goldman Sachs & Co. LLC (“Goldman Sachs”), as each Portfolio’s transfer agent, is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.18% (previously, 0.19%) of average daily net assets with respect to Class A, Class IR and Class R Shares of the Portfolios and to 0.03% (previously, 0.02%) of average daily net assets with respect to Class R6 Shares of the Portfolios.

Additionally, effective October 8, 2017, Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of each Portfolio. These arrangements will remain in effect through at least December 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

As a result, the change in the transfer agency fees may impact the total expenses you pay in connection with your investment in Class A, Class IR, Class R and Class R6 Shares.

This Supplement should be retained with your Prospectuses and SAI for future reference.

TARGDATETACHRG 08-17